EXHIBIT 99.1

Rhino Resource Partners LP to Voluntarily Transfer from NYSE to OTCQB Marketplace

Lexington, KY, Dec. 11, 2015 (GLOBE NEWSWIRE) -- Rhino Resource Partners LP (NYSE: RNO) ("Rhino" or the "Partnership") announced today that it intends to voluntarily transfer its common units representing limited partner interests of the Partnership ("Common Units") from the New York Stock Exchange ("NYSE") to the OTCQB Marketplace ("OTCQB").

As previously disclosed, on October 7, 2015, the Partnership received a notice from the NYSE that it does not presently satisfy the NYSE's continued listing standard requiring the average closing price of the Common Units to be at least $1.00 per Common Unit over any period of 30 consecutive trading days. In addition, Rhino's market capitalization recently fell below $15 million. If the Partnership's average market capitalization for 30 trading days is below $15 million, the NYSE will immediately initiate delisting of the Common Units.  After considering the available options to continue compliance with the NYSE's listing standards and the costs associated with Rhino's continued listing on the NYSE, the Partnership determined that continued listing on the NYSE is not in the best interest of the Partnership and its unitholders.

The Partnership is completing the process of listing its Common Units on the OTCQB and plans to file a Form 25 with the Securities and Exchange Commission to complete the delisting of the Common Units from the NYSE.  The Partnership anticipates that the Common Units will begin trading on the OTCQB on or about January 4, 2016.  However, in the event the NYSE were to initiate delisting of the Common Units prior to the effectiveness of the voluntary transfer to the OTCQB as a result of the Partnership's noncompliance with a continued listing requirement, the Common Units could begin trading on the OTCQB earlier than January 4, 2016.  A subsequent press release will be issued confirming the first trading date for Rhino on the OTCQB and the trading symbol for Rhino on the OTCQB.  The Partnership will remain subject to the public reporting requirements of the Securities and Exchange Commission following the transfer.

About Rhino Resource Partners LP

Rhino Resource Partners LP is a diversified energy limited partnership that is focused on coal and energy related assets and activities, including energy infrastructure investments.  Rhino produces metallurgical and steam coal in a variety of basins throughout the United States and it leases coal through its Elk Horn subsidiary. Additional information regarding Rhino is available on its web site - RhinoLP.com.

Forward Looking Statements

Except for historical information, statements made in this press release are "forward-looking statements." In particular, statements concerning the exact date of Rhino's transition from the New York Stock Exchange to the OTCQB, the amount of cost savings related to the listing on the OTCQB or the continued orderly trading market for Rhino's common units, as well as any statements, other than statements of historical facts, included in this press release that address activities, events or developments that Rhino expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements are based on Rhino's current expectations and beliefs concerning future developments and their potential effect on Rhino's business, operating results, financial condition and similar matters. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting Rhino will turn out as Rhino anticipates. Whether actual results and developments in the future will conform to expectations is subject to significant risks, uncertainties and assumptions, including risks and uncertainties relating to any delays in the transition from the NYSE to the OTCQB, the acceptance by the OTCQB of Rhino's listing application, any unrealized cost savings relating to the transition to the OTCQB or that there will not be a continued, orderly trading market for Rhino's common units after this transition, many of which are beyond Rhino's control or ability to predict. Therefore, actual results and developments could materially differ from Rhino's historical experience, present expectations and what is expressed, implied or forecast in these forward-looking statements. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: Rhino's inability to obtain additional financing necessary to fund its capital expenditures, meet working capital needs and maintain and grow its operations or its inability to obtain alternative financing upon the expiration of its credit facility; Rhino's future levels of indebtedness, liquidity and compliance with debt covenants; volatility and recent declines in the price of Rhino's common units and its ability to maintain compliance with the NYSE continued listing requirements; sustained depressed levels of or decline in coal prices, which depend upon several factors such as the supply of domestic and foreign coal, the demand for domestic and foreign coal, governmental regulations, price and availability of alternative fuels for electricity generation and prevailing economic conditions; declines in demand for electricity and coal; current and future environmental laws and regulations, which could materially increase operating costs or limit Rhino's ability to produce and sell coal; extensive government regulation of mine operations, especially with respect to mine safety and health, which imposes significant actual and potential costs; difficulties in obtaining and/or renewing permits necessary for operations; the availability and prices of competing electricity generation fuels; a variety of operating risks, such as unfavorable geologic conditions, adverse weather conditions and natural disasters, mining and processing equipment unavailability, failures and unexpected maintenance problems and accidents, including fire and explosions from methane; poor mining conditions resulting from the effects of prior mining; the availability and costs of key supplies and commodities such as steel, diesel fuel and explosives; fluctuations in transportation costs or disruptions in transportation services, which could increase competition or impair Rhino's ability to supply coal; a shortage of skilled labor, increased labor costs or work stoppages; Rhino's ability to secure or acquire new or replacement high-quality coal reserves that are economically recoverable; material inaccuracies in Rhino's estimates of coal reserves and non-reserve coal deposits; existing and future laws and regulations regulating the emission of sulfur dioxide and other compounds, which could affect coal consumers and reduce demand for coal; federal and state laws restricting the emissions of greenhouse gases; Rhino's ability to acquire or failure to maintain, obtain or renew surety bonds used to secure obligations to reclaim mined property; Rhino's dependence on a few customers and its ability to find and retain customers under favorable supply contracts; changes in consumption patterns by utilities away from the use of coal, such as changes resulting from low natural gas prices; changes in governmental regulation of the electric utility industry; Rhino's ability to successfully diversify its operations into other non-coal natural resources; disruption in supplies of coal produced by contractors operating Rhino's mines; defects in title in properties that Rhino owns or losses of any of its leasehold interests; Rhino's ability to retain and attract senior management and other key personnel; material inaccuracy of assumptions underlying reclamation and mine closure obligations; and weakness in global economic conditions.

Other factors that could cause Rhino's actual results to differ from its projected results are described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.  Rhino undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, unless required by law.

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CONTACT: Scott Morris
         +1 859.519.3622
         smorris@rhinolp.com